SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

MainStreet BankShares, Inc.

Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(Amended by Sec Act Rel No. 7331; Exch Act Rel No. 37692, eff. (10/7/96.)

MAINSTREET BANKSHARES, INC.

730 East Church Street, Suite #12

P. O. Box 1224

Martinsville, Virginia 24114-1224

Phone (276) 632-8054

Fax (276) 632-8043

Dear Shareholders:

The Directors of MainStreet BankShares, Inc. invite you to attend our 2003 Annual Meeting of Shareholders to be held at the Piedmont Arts Association, at 215 Starling Avenue, Martinsville, Virginia on Thursday, April 17, 2003 at 2:00 p.m.

The attached Notice of 2003 Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. At the Meeting, Shareholders will vote to elect eight directors of MainStreet BankShares, Inc.

Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the enclosed proxy. A postage-paid envelope is enclosed for your convenience. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

The Board of Directors and management of MainStreet BankShares, Inc. appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ C. R. McCullar
C. R. McCullar President and Chief Executive Officer

Martinsville, Virginia

March 12, 2003

MAINSTREET BANKSHARES, INC.

730 East Church Street, Suite #12

P. O. Box 1224

Martinsville, Virginia 24114-1224

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of Common Stock of MainStreet BankShares, Inc. will be held on Thursday, April 17, 2003, at 2:00 p.m., at the Piedmont Arts Association, at 215 Starling Avenue, Martinsville, Virginia, for the following purposes:

1.	Election of Directors

To elect:

(A)	Five (5) members of Class B directors to serve until the 2006 Annual Meeting of Shareholders, or in the case of each director, until his or her successor is duly elected and qualifies;
(B)	Two (2) members of Class A directors to serve until the 2005 Annual Meeting of Shareholders, or in the case of each director, until his or her successor is duly elected and qualifies; and
(C)	One (1) member of Class C directors to serve until the 2004 Annual Meeting of Shareholders, or until his successor is duly elected and qualifies.

2.	Other Business

To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on February 28, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ C. R. McCullar
C. R. McCullar President and CEO

Martinsville, Virginia

March 12, 2003

MAINSTREET BANKSHARES, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

APRIL 17, 2003

GENERAL INFORMATION

This proxy statement is furnished to holders of Common Stock of MainStreet BankShares, Inc. (“BankShares”) in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2003 Annual Meeting of Shareholders of BankShares to be held at Piedmont Arts Association, at 215 Starling Avenue, Martinsville, Virginia, on Thursday, April 17, 2003, at 2:00 p.m., and at any adjournment thereof. The principal executive offices of BankShares are located at 730 East Church Street, Suite #12, P. O. Box 1224, Martinsville, Virginia 24114-1224. The approximate mailing date of this Proxy Statement, the accompanying proxy and the Annual Report to Shareholders (which is not part of BankShares’ soliciting materials) is March 12, 2003.

The cost of solicitation of proxies will be borne by BankShares. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of BankShares stock held in their names. Solicitations will be made only by use of the mails, except that if necessary, officers, directors and employees of BankShares may without additional compensation solicit proxies by telephone or personal contact.

VOTING OF PROXIES

The proxy solicited hereby, if properly signed and returned to BankShares and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no choice is specified and/or no contrary instructions are given on an executed and returned proxy, the proxy will be voted in favor of the nominees listed in Item 1 of the proxy and in the discretion of the proxies on any other matter which may properly come before the Meeting and all adjournments or postponements of the Meeting. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Corporate Secretary of BankShares (Corporate Secretary, MainStreet BankShares, Inc., P. O. Box 1224, Martinsville, Virginia 24114-1224); (ii) submitting a duly executed proxy bearing a later date with the Corporate Secretary of BankShares; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Presence at the Annual Meeting does not of itself revoke the proxy. Proxies solicited hereby may be exercised only at the Annual Meeting and at any adjournment thereof and will not be used for any other meeting.

VOTING SHARES AND VOTING RIGHTS

Only holders of record of Common Stock at the close of business on February 28, 2003 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of February 28, 2003, BankShares had 1,368,970 shares of Common Stock outstanding (not including 75,833 warrants and 30,000 stock options). A majority of the outstanding shares of Common Stock must be represented at the Annual Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Each share of Common Stock is entitled to one vote at the Annual Meeting. For the purpose of determining the presence of a quorum, shares represented on any matter will be counted as present and represented on all matters to be acted upon, including any matter with respect to which the holder of such shares abstains from voting (“abstentions”). Broker non-votes (in which brokers do not vote shares on behalf of the beneficial owners thereof) will not be treated as present or represented at the Meeting, and will not be included in determining whether a quorum is present.

Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting. “Plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the Meeting. Only shares that are voted in favor of a nominee will be counted toward that nominee’s achievement of a plurality. Abstentions and broker non-votes will not be counted toward a nominee’s achievement of a plurality.

Other Matters. Approval of any other matter that properly comes before the Meeting will require the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote on the particular matter. In tabulating votes cast on any such other matter, abstentions will be considered votes cast, and accordingly will have the same effect as a negative vote. Broker non-votes, on the other hand, will not be counted as shares entitled to be voted on the particular matter, and therefore will have no impact on the outcome of the vote.

ITEM 1 – ELECTION OF DIRECTORS

BankShares’ Articles of Incorporation divide the Board of Directors into three classes (A, B and C) as nearly equal in number as possible, with the terms of office of each class ending in successive years. The current term of office of the Class B directors expires at this 2003Annual Meeting. The terms of office of the Class C and Class A directors will expire in 2004 and 2005, respectively.

At the Annual Meeting, eight (8) Directors are to be elected to hold office. If elected, Jesse D. Cahill, Sr., Roxann B. Dillon, Joseph F. Clark, Joe C. Philpott, and Joel R. Shepherd shall become the members of Class B and shall hold office until the 2006 Annual Meeting of Shareholders or until their respective successors are duly elected and qualify. If elected, Larry A. Heaton and Michael A. Turner shall join Class A and shall hold office until the 2005 Annual Meeting of Shareholders or until their respective successors are duly elected and qualify. If elected, Danny M. Perdue shall join Class C and shall hold office until the 2004 Annual Meeting of Shareholders or until his respective successor is duly elected and qualifies. It is the intention of the named proxies, unless otherwise directed, to vote in favor of the election of the eight (8) nominees for director named in this paragraph for the terms set out herein.

It is the intention of the current Board of Directors of BankShares, which includes all of the nominees for directorships, to vote for the election of the eight (8) nominees for director named in the preceding paragraph for the terms set out therein.

Each nominee has agreed to serve if elected. In the event any named nominee shall unexpectedly be unable to serve, proxies will be voted for the remaining named nominees and such other person or persons as may be designated by the Board of Directors.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

The following information, including the principal occupation during the past five years, is given with respect to the nominees for election to the Board at the Annual Meeting, and for the directors who will continue in office after the Annual Meeting. All of the nominees for re-election as directors currently serve as directors of BankShares.

NOMINEES FOR DIRECTOR - CLASS B (TERM EXPIRES 2006)

Directors (Age)	Position with BankShares or Other Principal Occupation and Directorships	Director Since

Jesse D.Cahill, Sr.	President of Rocuda Finance, Inc. and Rocuda Mortgage	1/99
(72)	Company, Inc. (finance and mortgage company).
Collinsville, Virginia.

Joseph F. Clark	President and partial owner of Clark Brothers Company, Inc.,	7/01
(40)	Stuart, Virginia. Manager and partial owner of Highland Park,
LLC, Fairview Group, LLC and CBC, LLC.
Stuart, Virginia.

Roxann B. Dillon	Principal Shareholder of Dillon Insurance Agency,	1/99
(69)	(an insurance agency).
Bassett, Virginia.

NOMINEES FOR DIRECTOR - CLASS B (TERM EXPIRES 2006), cont.

Directors (Age)	Position with BankShares or Other Principal Occupation and Directorships	Director Since

Joe C. Philpott	Retired Executive Vice President of Bassett Furniture	1/99
(71)	Industries (furniture manufacturing).
Bassett, Virginia.

Joel R. Shepherd	Owner and Manager of Virginia Home Furnishings, Inc., Blue	12/02
(39)	Ridge Antique Center, Inc. and 220 Self Storage, Inc.
Roanoke, Virginia.

NOMINEES FOR DIRECTOR - CLASS A (TERM EXPIRES 2005)

Directors (Age)	Position with BankShares or Other Principal Occupation and Directorships	Director Since

Larry A. Heaton	President and CEO of Franklin Community Bank, N.A., a	10/02
(45)	subsidiary bank of BankShares. Consultant to BankShares
from October 2000 to September 2002. Senior Vice President/
Regional Retail Banking Manager for BB&T from July 1999 to
April 2000. Former President of the Bank of Ferrum from June
1991 to July 1999 (acquired by BB&T).
Collinsville, Virginia.

Michael A. Turner	Owner and President of Turner’s Building, Inc. from 1976 to	12/02
(49)	present. Partner in T & J Property Associates from 1985 to
present. Partner in Deep River Investments from 1989 to
present.
Penhook, Virginia.

NOMINEES FOR DIRECTOR - CLASS C (TERM EXPIRES 2004)

Directors (Age)	Position with BankShares or Other Principal Occupation and Directorships	Director Since

Danny M. Perdue (57)	Owner of the Franklin Panda, 604, and Redwood Minute Markets, along with the Redwood Fuel Oil and Propane business. Rocky Mount, Virginia.	12/02

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES

LISTED ABOVE BE ELECTED AS DIRECTORS OF BANKSHARES.

DIRECTORS CONTINUING IN OFFICE

DIRECTORS - CLASS A TERM EXPIRES 2005

Directors (Age)	Position with BankShares or Other Principal Occupation and Directorships	Director Since

William S.Clark (49)

Executive Vice President and Chief Operating Officer of

BankShares and Smith River Community Bank, N.A., a

subsidiary bank of BankShares. City Executive for BB&T

from July 1999 to April 2000. Former President of The First

Bank of Stuart from January 1996 to July 1999.

Stuart, Virginia.

2/01

Morton W. Lester (69)	President and partial owner of The Lester Company. Vice President of Motor Imports, Inc. (Real estate investment and property management company). Martinsville, Virginia.	1/99

Cecil R. McCullar (66)	President and CEO of BankShares and Smith River Community Bank, N.A. Former President and CEO of First American FSB from 1995 to 1998. Roanoke, Virginia.	1/99

DIRECTORS - CLASS C TERM EXPIRES 2004

Directors (Age)	Position with BankShares or Other Principal Occupation and Directorships	Director Since

Patricia H. Brammer (70)	Retired realtor. Bassett, Virginia.	3/99

Charles L. Dalton (39)	Vice President, General Manager and partial owner of Dalton & Associates, Inc. Stuart, Virginia.	7/01

John M. Deekens (55)	Quality Improvement Manager for Hooker Furniture Corporation since 1999. Previously Plant Manager for Triwood, Inc. from 1994 to 1999. Stuart, Virginia.	7/01

Milford A. Weaver (77)	Owner and co-founder of Virginia Blower Company (heating, ventilation and air conditioner contractor). Partial owner of Collinsville Land Corporation. Collinsville, Virginia.	1/99

EXECUTIVE OFFICERS

Cecil R. McCullar, 66 – President, Chief Executive Officer and Director.

Cecil R. McCullar has worked for several banks. Prior to joining BankShares, he was the President and Chief Executive Officer of First American FSB, a $450 million thrift that was a wholly owned subsidiary of First American Corporation, from 1995 to 1998. He was President and Chief Executive Officer of Charter Federal Savings Bank, which was a $750 million thrift with 28 branches throughout southwest Virginia and Knoxville, Tennessee, from 1993 to 1995.

William S. Clark, 49 – Executive Vice President and Chief Operating Officer.

William S. Clark joined BankShares in July 2000. From July 1999 to April 2000, he was a City Executive for BB&T of Virginia. Prior to the acquisition of MainStreet Financial Corporation by BB&T, Mr. Clark was President and Chief Executive Officer of The First Bank of Stuart (a subsidiary of MainStreet Financial Corporation) from January 1996 to July 1999. Prior to that he was Vice President of Southwest Virginia Savings Bank where he was employed from June 1978 to January 1996.

Brenda H. Smith, 43 – Executive Vice President, Chief Financial Officer and Corporate Secretary.

Brenda H. Smith joined BankShares in August 1999. From 1995 to 1999, she was Vice President, Corporate Controller and Assistant Secretary of MainStreet Financial Corporation, a $2 billion multi-bank holding company headquartered in Martinsville, Virginia. From 1988 to 1995, she was an Accounting Officer for Piedmont Trust Bank, a subsidiary of MainStreet Financial Corporation.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

Principal Shareholders

The following table sets forth as of January 31, 2003 certain information regarding those persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who BankShares knows were the beneficial owners of 5% or more of the outstanding shares of BankShares’ Common Stock:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Class
Common Stock	TCF Financial Corporation, Inc. 200 East Lake Street Wayzata, MN 55391	135,945	9.4

Management

The following table sets forth as of January 31, 2003 the beneficial ownership of the BankShares’ Common Stock by all (1) directors, (2) named executive officers and (3) directors and named executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management believes that each person has sole voting and investment power with respect to all shares beneficially owned by such person and the address of each shareholder is the same as the BankShares’ address.

Name	Amount and Nature of Beneficial Ownership					Aggregate Percentage Owned
	Sole Voting & Investment Power		Other (1)		Aggregate Total
Patricia H. Brammer	17,667	(2)	—		17,667	1.2

Jesse D. Cahill, Sr.	16,967	(3)	—		16,967	1.2

Joseph F. Clark	5,000		—		5,000.3

William S. Clark	11,000		10,000	(4)	21,000	1.5

Charles L. Dalton	1,300		1,000	(5)	2,300.2

John M. Deekens	4,000		—		4,000.3

Roxann B. Dillon	10,500	(6)			10,500.7

Larry A. Heaton	12,000		—		12,000.8

Morton W. Lester	36,667	(3)	—		36,667	2.5

C. R. McCullar	21,667	(3)	20,000	(7)	41,667	2.9

Danny M. Perdue	9,525		100	(8)	9,625.7

Joe C. Philpott	5,667	(9)	—		5,667.4

Joel R. Shepherd	15,000		—		15,000	1.0

Michael A. Turner	10,000		11,000	(10)	21,000	1.5

Milford A. Weaver	6,667	(11)	573	(12)	7,240.5

Directors and Officers as a Group (15 persons)	183,627		42,673		226,300	15.7

(1)	Includes shares owned by relatives and in certain trust relationships, which shares may be deemed to be beneficially owned under rules and regulations of the Securities and Exchange Commission. The inclusion of these shares does not constitute an admission of beneficial ownership.
(2)	Includes 1,667 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.
(3)	Includes 6,667 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.
(4)	Includes 10,000 shares that are in a Family Partnership.
(5)	Includes 1,000 shares owned by Dalton & Associates, Inc. an insurance agency of which the director is a partial owner.
(6)	Includes 4,000 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.

(7)	Includes 20,000 shares that may be acquired through an Employment Agreement for 20,000 Stock Options.
(8)	Includes 100 shares owned by his spouse.
(9)	Includes 1,668 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.
(10)	Includes 10,000 shares owned by his spouse and 1,000 by his sons living in the home.
(11)	Includes 2,667 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.
(12)	Includes 573 shares owned by Virginia Blower Co., a heating / air condition company of which the director is a partial owner.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that BankShares’ directors and executive officers, and persons who own more than 10% of a registered class of BankShares’ equity securities, file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of Common Stock and other equity securities of BankShares. The same persons are also required by Securities and Exchange Commission regulation to furnish BankShares with copies of all Section 16(a) forms that they file. To BankShares’ knowledge, based solely on BankShares’ review of the copies of such reports furnished to it or written representations from certain reporting persons that they have complied with the relevant filing requirements, during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to the BankShares’ officers, directors and more than 10% shareholders were complied with, except that Ms. Dillon was late in reporting one transaction.

MEETINGS AND COMMITTEES

The Board of Directors held 16 meetings during 2002. In 2002, the Audit/Compliance Committee of the Board met 4 times, the Executive Committee met 0 times, the Human Resources Committee met 2 times, and the Investment/Asset Liability Committee met 0 times. During 2002, each director attended more than 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which the director was on the Board and (ii) the total number of meetings held by all committees of the Board.

Committees of the Board

The Board of Directors has a standing Audit/Compliance Committee, Executive Committee, Human Resources Committee, and Investment/Asset Liability Committee.

BankShares does not have a standing Nominating Committee. Director selection and review is conducted by the entire Board of Directors. The Board of Directors will consider Director nominees recommended by shareholders. Generally, candidates should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board, and able to represent the interests of all shareholders and not merely those of any special interest group. Shareholders wishing to suggest candidate(s) for consideration at the 2004 Annual Meeting of Shareholders should submit their proposals in accordance with the timeframe and procedures set forth in the paragraph entitled “SUBMISSION OF SHAREHOLDER PROPOSALS” in this Proxy Statement.

Audit/Compliance Committee

The Audit/Compliance Committee assists the Board of Directors in fulfilling its fiduciary responsibilities relating to BankShares’ corporate accounting and reporting practices. The Audit/Compliance Committee recommends to the Board of Directors for approval the firm to be employed as its independent accountants to audit BankShares’ consolidated financial statements; reviews and approves the scope, purpose and type of audit services to be performed by the internal and external auditors; reviews the activities and findings of the internal and external auditors to determine the effectiveness of the audit function; reviews procedures for ensuring compliance with BankShares’ policies on conflict of interest; and renders regular reports to the Board of Directors on its activities and findings. The Compliance division of this committee is responsible for ensuring that standards of ethical behavior and proper compliance programs are established and maintained throughout BankShares.

The Audit/Compliance Committee consists of five members. The Board of Directors has determined that each of the five members is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards.

The Audit/Compliance Committee consists of Jesse D. Cahill, Sr., Joseph F. Clark, Charles L. Dalton, John M. Deekens, and Joe C. Philpott (Chairman).

The Board has adopted for the Audit/Compliance Committee a written charter, which was included in the 2001 Proxy Statement.

The Committee will perform such other functions as are authorized for this Committee by the Board of Directors.

Executive Committee

The Executive Committee has all powers of the full Board not prohibited to it under the Virginia Stock Corporation Act and will be called to meet in the event of emergencies or when action of the Board of Directors is necessary between meetings and it is not possible or practicable to call a special meeting.

The Executive Committee consists of Jesse D. Cahill, Sr., Joseph F. Clark, Morton W. Lester, C. R. McCullar (Chairman), Roxann B. Dillon and Joe C. Philpott.

Human Resources Committee

The Human Resources Committee is responsible for overseeing the compensation structure of the BankShares. The Committee reviews the performance and establishes the compensation of the CEO and reviews and approves the performance review and compensation of the BankShares’ executive officers upon recommendation of the CEO.

The Human Resources Committee consists of Charles Laine Dalton (Chairman), Roxann B. Dillon, Joe C. Philpott and Milford A. Weaver.

Investment/Asset Liability Committee

The Investment/Asset Liability Committee is responsible for overseeing the strategic planning process, assisting Management with setting a strategic direction for BankShares, focusing the attention of the Board of Directors on long-range objectives, monitoring the operational and financial results of BankShares and assessing management’s achievement of BankShares’ long-range objectives.

An additional function of the Investment/Asset Liability Committee is the administration and formulation of BankShares asset/liability management policies. In the last fiscal year, the Board of Directors met as a whole to review on a monthly basis BankShares’ interest sensitivity, including analysis of the duration of BankShares’ assets, liabilities and contingent liabilities as well as the mortgage pipeline and a calculation of the duration of its equity.

The Investment/Asset Liability Committee consists of Patricia H. Brammer, William S. Clark, Charles L. Dalton, Morton W. Lester, and C. R. McCullar.

COMPENSATION AND OTHER MATTERS

Compensation Of Directors

In 2002, Directors of BankShares who were not officers of BankShares received no annual retainer or fee for each BankShares meeting attended or reimbursement of any expenses for attending BankShares meetings.

Executive Compensation

(A)	Annual Compensation

SUMMARY COMPENSATION TABLE

The following table presents information relating to the annual compensation of the Chief Executive Officer for the fiscal years ended December 31, 2002, 2001 and 2000.

Name and Principal Position	Year	Salary
C. R. McCullar	2002	$111,707.81	(1)
President and Chief Executive Officer,	2001	98,144.30	(1)
BankShares and Smith River	2000	94,903.08	(1)
Community Bank, N.A. (hired 1/99)

(1)	Includes taxable insurance paid as compensation.

(B)	Long Term Compensation – Stock Options

Mr. C. R. McCullar was granted 30,000 stock options as part of his employment agreement. The option to acquire the first 10,000 shares vested on July 24, 2001 and the option to acquire the second 10,000 shares vested on July 24, 2002. Subject to the terms of the Option Plan, the option to acquire the third 10,000 shares will vest on July 24, 2003.

Employment Agreement

BankShares has an employment agreement with C. R. McCullar that provides for his employment as President and Chief Executive Officer of BankShares and Smith River Community Bank, N.A. The Agreement has a rolling three-year term which can be stopped by either Mr. McCullar or BankShares by notice at least ninety (90) days before the designated anniversary date. The agreement provides Mr. McCullar with a base salary and certain standard medical and health insurance benefits while he is employed. If Mr. McCullar’s employment is terminated “without cause” while the agreement is in effect, he is entitled to be paid in a lump sum his base salary through the remaining term of the agreement. If Mr. McCullar’s employment is terminated with cause or if Mr. McCullar terminates his employment, he is entitled to receive his base salary through the date of termination. Also, after McCullar’s retirement, BankShares has agreed to retain McCullar in the capacity of consultant until his 70th birthday and to provide medical and health benefits.

McCullar was granted 30,000 stock options upon the opening of Smith River Community Bank, N.A. He can exercise the option to acquire 10,000 shares on or after the first anniversary of the opening of the bank (July 24, 2001), 10,000 shares on or after the second anniversary (July 24, 2002), and the last 10,000 stock options on or after the third anniversary (July 24, 2003). All options that have not already expired shall expire on the ten-year anniversary of the date of grant or July 24, 2010 if not exercised before then. In the event of McCullar’s death, any options held by him which were exercisable at the time of his death may be exercised by the person designated in his will or by his proper legal representative.

COMMITTEE REPORTS

Report of the Human Resources Committee

The following is a report from the Human Resources Committee describing the policies pursuant to which compensation was paid to executive officers of BankShares during 2002.

The Human Resources Committee is composed of four non-employee directors and has responsibility for reviewing the performance and establishing the compensation of the CEO, and reviewing and approving the performance review and compensation of the remaining BankShares’ executive officers upon recommendation of the CEO.

The Human Resources Committee of the Board of Directors fixed and approved the 2002 compensation paid to President and CEO Cecil R. McCullar. The Human Resources Committee of the Board of Directors approved the 2002 performance reviews and compensation paid to executive officers Brenda H. Smith and William S. Clark upon the advice and recommendation of President and CEO Cecil R. McCullar.

Compensation Program Components: BankShares’ compensation programs have been established with the primary objectives of maintaining and providing a pay level and incentive opportunities that are competitive and reflect the performance of BankShares and its subsidiary banks. The primary component of year 2002 executive officer compensation was base salary.

Salary: The base salary parameters were established through comparisons with organizations of similar size and complexity to BankShares. Compensation levels were set with the objective of ensuring that executive officer base salaries when considered as a part of total compensation were adequate and competitive with the peer group of BankShares and its subsidiary banks, based on asset size.

Stock Options: As a long term incentive to BankShares’ CEO, Mr. McCullar was granted 30,000 stock options upon the opening of Smith River Community Bank, N.A. The option to acquire the first 10,000 shares vested on July 24, 2001 and the option to acquire the second 10,000 shares vested on July

24, 2002. Subject to the terms of the Option Plan, the option to acquire the remaining 10,000 shares will vest on July 24, 2003.

Submitted by the members of the Human Resources Committee:

Charles L. Dalton (Chairman)

Roxann B. Dillon

Joe C. Philpott

Milford A. Weaver.

Report of the Audit/Compliance Committee

The Audit/Compliance Committee’s Report to the shareholders, which follows, was approved and adopted by the Committee and by the Board of Directors on February 19, 2003.

The Audit/Compliance Committee has reviewed and discussed with management the audited financial statements. The Audit/Compliance Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committee). In addition, the Audit/Compliance Committee had received from the independent auditors the written disclosures required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committee) and discussed with them their independence from BankShares and its management.

Based on the reviews and discussions described above, the Audit/Compliance Committee recommended to the Board of Directors that the audited financial statements be included in BankShares’ Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be included, the Audit/Compliance Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

The auditing firm for BankShares is McLeod and Company located in Roanoke, Virginia. A representative from McLeod and Company is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to questions posed by the shareholders. The following fees were paid to McLeod and Company, for services provided to BankShares for the fiscal year ended December 31, 2002:

Audit Fees	$34,589
Financial Information Systems Design and Implementation Fees:	—
All Other Fees	21,409

The Audit Fees were billed for the audit of BankShares’ financial statements and for the required quarterly reviews of those statements. During the year ended December 31, 2002, McLeod and Company did not render any professional services to BankShares in connection with the design and implementation of financial information systems. All Other Fees includes payment for audit related services, such as internal audit services, and for non-audit services. The Audit/Compliance Committee approved the provision of the audit related services and non-audit services by McLeod and Company, and believes that the independent auditor’s provision of audit-related and non-audit services to BankShares is compatible with the maintenance of the auditor’s independence.

Submitted by the members of the Audit/Compliance Committee:

Joe C. Philpott (Chairman)

Jesse D. Cahill, Sr.

Joseph F. Clark

Charles L. Dalton

John M. Deekens

INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

BankShares’ Officers and Directors, and other corporations, business organizations, and persons with which some of BankShares’ Officers and Directors are associated, customarily have banking transactions with the Bank. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and security for loans, as those prevailing at the time in comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features. None of such credits are classified as nonaccrual, past due, restructured or potential problem. All outstanding loans to Executive Officers and Directors and their associates are current as to principal and interest. As of December 31, 2002, loans to Directors, Executive Officers and their related interests totaled approximately $3,497,849.

SUBMISSION OF SHAREHOLDER PROPOSALS

Submission of Shareholder Proposals for Inclusion in BankShares Proxy Statement and Form of Proxy for 2004 Annual Meeting

Proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders of BankShares must be received by BankShares not later than November 12, 2003 and comply with all the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, in order to be included in the proxy statement and form of proxy relating to such Annual Meeting. Such proposals, including shareholder nominations of candidates for election as BankShares directors, should be sent to the Corporate Secretary at BankShares’ principal office at P. O. Box 1224, Martinsville, Virginia 24114-1224 by certified mail, return receipt requested. Any proposal that is received by BankShares after November 12, 2003, will be considered untimely for inclusion in the proxy statement and form of proxy for the 2004 Annual Meeting.

Submission of Other Shareholder Proposals

BankShares’ Bylaws provide that only such business which is properly brought before a shareholder meeting will be conducted. For business to be properly brought before a meeting, a shareholder must give timely notice in writing to the President of the Corporation. To be timely, a shareholder’s notice shall be delivered to, or mailed and received at, the principal executive offices of BankShares not less than sixty days nor more than ninety days prior to the meeting; provided, however, in the event that less than seventy days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting or such public disclosure was made. Notice shall be deemed to have been given more than seventy days in advance of an annual meeting of shareholders if the annual meeting is called on the third Thursday of April of the year (or if such date falls on a legal holiday, the next business day) without regard to when public disclosure thereof is made. Notice of actions to be brought before a meeting shall set forth, as to each matter the shareholder proposes to bring before the meeting: a brief description of the business desired to be brought before the meeting and the reasons for bringing such business before the meeting; and as to the shareholder giving the notice, (i) the name and address, as they appear on BankShares’ books, of such shareholder, (ii) the classes and number of shares of BankShares’ which are owned of record and beneficially by such shareholder, and (iii) any material interest of such shareholder in such business other than his interest as a shareholder of BankShares.

2002 ANNUAL REPORT

BankShares’ 2002 Annual Report, which includes audited consolidated balance sheets as of December 31, 2002 and December 31, 2001, consolidated statements of income, shareholders’ equity and cash flows for the years ending December 31, 2002 and December 31, 2001 along with the related footnotes is being mailed with this Proxy Statement to shareholders of record as of the close of business on February 28, 2003.

OTHER BUSINESS

The Board of Directors does not know of any matters which may be presented for consideration at the Meeting other than those specifically set forth in the Notice of Annual Meeting. However, in the event that any other matters are properly presented for action at the Meeting or any adjournment thereof, it is the intention of the proxy holders named in the enclosed Proxy to take such action as shall be in accordance with their best judgment with respect to such matters.

Shareholders are urged to complete, sign, date and return promptly the enclosed proxy. Your prompt response and cooperation is appreciated.

By Order of the Board of Directors

/s/ C. R. McCullar
C. R. McCullar President and CEO

Dated: March 12, 2003

MainStreet BankShares, Inc.

730 East Church Street, Suite #12

P. O. Box 1224

Martinsville, Virginia 24114-1224

This Proxy is solicited by the Board of Directors of MainStreet BankShares, Inc. for the 2003 Annual Meeting of Shareholders to be held on April 17, 2003.

The undersigned hereby appoints Brenda H. Smith and Sonya B. Smith, either of whom may act, with full power of substitution, as proxy to vote all of the shares of common stock of the Company held of record by the undersigned on February 28, 2003 at the Annual Meeting of the Company to be held on April 17, 2003 and at any adjournments thereof, as designated below:

1.	ELECTION OF Jesse D. Cahill, Sr., Joseph F. Clark, Roxann B. Dillon, Joe C. Philpott and Joel R. Shepherd as Directors to serve until the 2006 Annual Meeting of Shareholders.

ELECTION OF Larry A. Heaton and Michael A. Turner as Directors to serve until the 2005 Annual Meeting of Shareholders.

ELECTION OF Danny M. Perdue as a Director to serve until the 2004 Annual Meeting of Shareholders.

☐ FOR all nominees above (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees above

Instruction: To withhold authority for any individual nominee, write that nominee’s name on the space provided below.

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR PROPOSALS NO. 1 AND 2 ON THE REVERSE SIDE.

The undersigned hereby acknowledge receipt of the Notice and Proxy Statement dated March 12, 2003 with respect to the 2003 Annual Meeting.

(Signature of Shareholders) (Date)	(Signature of Shareholders) (Date)

NOTE: When signing as attorney, trustee, administrator, executive or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. In the case of joint tenants, each joint owner must sign.

Number of Shareholders Attending the Annual Meeting ________________